UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

BEELINE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE BEELINE HOLDINGS, INC. 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 2, 2025

DATE: October 2, 2025

TIME: AT 11:00 AM ET

LOCATION: To be held virtually by calling 877-407-3088 (toll free).

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT AND FORM 10-K) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.BLNE.vote To submit your proxy while visiting this site, you will need the control ID in THIS NOTICE.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to www.BLNE.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 11:59 PM EASTERN TIME ON October 1, 2025.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE SEPTEMBER 18, 2025.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
	SEND THIS CARD TO	www.BLNE.vote	proxy@equitystock.com
1-212-575-5757	347-584-3644	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

Voting items

The board of directors of BEELINE HOLDINGS, INC. (the “company”) recommends that you vote “for” EACH OF THE NOMINEES IN PROPOSAL 1, and “FOR” PROPOSALS 2, 3, and 4

1. Elect six directors for a one-year term expiring at the next annual meeting of stockholders.

2. Approve the Company’s Amended and Restated 2025 Equity Incentive Plan.

3. Approve the increase in the Common Stock issuable under our Series G Convertible Preferred Stock and Warrants.

4. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

Note: To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON AUGUST 8, 2025, AS THE RECORD DATE FOR THE DETERMINATION OF MEMBERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE COMPANY’S COMMON SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE FOLLOW INSTRUCTIONS LISTED ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT!